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                                FRONTEGRA FUNDS

                                 ANNUAL REPORT
                        Frontegra Total Return Bond Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.
                                    ---------
                                October 31, 1998


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FRONTEGRA FUNDS


TABLE OF CONTENTS

Shareholder Letter                                         1
------------------------------------------------------------
Investment Highlights                                      2
------------------------------------------------------------
Schedule of Investments                                    3
------------------------------------------------------------
Statement of Assets and Liabilities                        7
------------------------------------------------------------
Statement of Operations                                    8
------------------------------------------------------------
Statements of Changes in Net Assets                        9
------------------------------------------------------------
Financial Highlights                                      10
------------------------------------------------------------
Notes to Financial Statements                             11
------------------------------------------------------------
Report of Independent Auditors                            14
------------------------------------------------------------

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund. The Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Fund. Please read the Prospectus carefully.


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FRONTEGRA FUNDS

DEAR FELLOW SHAREHOLDERS:

On October 31, we concluded what proved to be a very interesting year in the fixed income markets. The year started with a great deal of turbulence in Asia and several emerging markets and finished with a flight to quality and general lack of liquidity in most fixed income sectors outside of U.S. Treasuries. In the midst of this difficult environment, the Total Return Bond Fund held up relatively well, returning 7.79% after fees. This compares to a 9.34% return for the benchmark, Lehman Brothers Aggregate Bond Index. At October 31, the NAV stood at $31.38 per share.

PORTFOLIO REVIEW
As we pointed out in the Semi-Annual Report dated April 30, the first six months of our fiscal year were characterized by tight yield spreads, a relatively flat yield curve and turmoil in the Asian markets. As a result, we positioned the portfolio with a higher than average Treasury position and a bulleted yield curve structure. While our Treasury position added value with investors' flight to quality, the yield curve strategy added only a modest amount to performance. The flight to quality also had a negative impact on the portfolio as Treasury bond yields dropped to the lowest level in recent memory. In the most recent three months, five-year Treasury yields fell from 5.5% to a low of 4.0%. We did not take advantage of this drop in rates since we already viewed the market as somewhat overvalued. By year-end, however, our duration position began to add value as Treasury bond prices retreated. This is consistent with our approach, as we have occasionally been early in our duration moves, but over time these moves have eventually added value.

PORTFOLIO STRATEGY
As Treasury yields fell recently, spreads between Treasuries and most sectors (corporates, mortgages, etc.) widened significantly. While this environment has been negative for fixed income investors, it has laid the foundation for excellent return opportunities going forward. Consequently, we have repositioned the portfolio by shifting the portfolio from Treasury bonds into corporate and mortgage-backed bonds, where excellent opportunities are available.

As yields have dropped, we have continued to decrease the portfolio's exposure to the market from a duration standpoint. With ten-year Treasury yields at 4.6% and our long-term estimate of inflation at 2.5%, we calculate a "real" interest rate of 2.1%, which is well below our neutral range of 3.0% to 3.5%. Therefore, portfolio duration stands at 3.6, signaling a somewhat bearish posture with respect to interest rates. Moreover, while we expect the Federal Reserve to continue to reduce rates with the global economy weakening, we do not expect longer-term bond yields to decline. These actions imply a steepening of the yield curve, so we continue to manage a bulleted portfolio with the cash flows concentrated in the middle of the yield curve.

SUMMARY
It has been some time since we have seen the amount of opportunity we currently are able to find in the fixed income markets. We have actively repositioned the portfolio to take advantage of these opportunities and are very excited about the prospects for the Fund. As always, we appreciate your continued support of the Frontegra Total Return Bond Fund.

Sincerely,



/s/ Mark M. Egan                  /s/ Robert A. Crider               /s/ Thomas J. Holmberg        /s/ William D. Forsyth
Mark M. Egan                      Robert A. Crider                   Thomas J. Holmberg            William D. Forsyth
Portfolio Manager                 Portfolio Manager                  Co-President                  Co-President
Reams Asset Management Co.        Reams Asset Management Co.         Frontegra Funds               Frontegra Funds



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FRONTEGRA FUNDS

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment

                FRONTEGRA                      LEHMAN BROTHERS
          TOTAL RETURN BOND FUND             AGGREGATE BOND INDEX
          ----------------------             --------------------

11/25/96         $100,000                          $100,000
1/31/97           $99,407                           $99,850
4/30/97           $99,926                          $100,471
7/31/97          $105,090                          $105,392
10/31/97         $107,128                          $107,573
1/31/98          $109,524                          $110,558
4/30/98          $110,422                          $111,434
7/31/98          $112,387                          $113,687
10/31/98         $115,478                          $117,617





-----------------------------
Portfolio Total Return
FOR THE PERIOD ENDED 10/31/98
-----------------------------
ONE YEAR              7.79%

AVERAGE ANNUAL
SINCE COMMENCEMENT    7.74%
-----------------------------

This chart assumes an initial gross investment of $100,000 made on 11/25/96 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch IBCA, Inc., in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Price, coupon, paydown and total return are reported for all sectors on a month-end to month-end basis. All returns are market value-weighted inclusive of accrued interest.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS
October 31, 1998


Principal Amount                                                      Value
---------------------------------------------------------------------------
               ASSET-BACKED SECURITIES  15.7%
  $397,668     Capco America Securitization Corp., 5.86%, 12/15/07 $392,999
   900,000     Capita Equip Receivables Trust
                 SRS97-1, 6.19%, 2/15/02                            919,728
   909,263     Chase Commercial Mortgage Securities Corp.
                  97-2 A1, 6.45%, 12/19/29                          919,492
 1,000,000     Citibank Credit Card Master Trust, 0%, 2/7/03        889,370
   500,000     Ford Credit Auto Loan Master Trust, 5.50%, 2/15/03   508,020
   250,000     Green Tree 95-7-A5, 6.95%, 11/25/26                  259,725
   167,933     Green Tree 95-9-193, 6.20%, 1/15/27                  172,045
   200,000     Green Tree 96-7-MI, 7.70%, 10/15/27                  228,108
    62,020     Green Tree Recreational 96-A-A1, 5.55%, 2/15/18       62,866
   520,053     J.P. Morgan 1996-C2, 6.47%, 3/25/05                  536,877
   350,000     Lehman Trust 96-2-A3, 7.11%, 10/25/09                357,102
    85,595     Mego 1996-2-A2, 7.275%, 2/25/18                       88,753
   107,190     Pru. Mtg. 1993-5-A4, 7.00%, 2/25/00                  107,472
   170,960     RTC 1991-6-A1, 6.92%, 5/25/19                        172,063
   117,263     RTC 1991-6-C1, 9.00%, 9/25/28                        122,773
   212,698     Sec. Pac. 1992-3-A3, 7.45%, 9/15/12                  221,097
    68,383     SASCO 1996-CFL-A-1C, 5.94%, 2/25/28                   68,888
 1,500,000     World Financial 1996-B, 6.95%, 4/15/06             1,592,790
                                                                  ---------

               TOTAL ASSET-BACKED SECURITIES
               (cost $7,449,342)                                  7,620,168
                                                                  ---------

               CORPORATE BONDS  53.0%
               Airlines  4.7%
   634,883     America West Airlines, Inc., 7.33%, 7/2/08           700,086
   500,000     Continental Airlines 98-1, 6.648%, 9/15/17           498,710
   400,000     Delta Air Lines, Inc., 9.375%, 6/1/03                464,800
   519,210     Delta Air Lines, Inc., 9.75%, 9/11/07                586,577
                                                                  ---------
                                                                  2,250,173
                                                                  ---------
               Communications  1.1%
   500,000     MCI WorldCom, 6.125%, 4/15/02                        508,260
                                                                  ---------

               Diversified  0.7%
   350,000     Raychem Corp., 7.20%, 10/15/08                       348,855
                                                                  ---------

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
October 31, 1998

Principal Amount                                                      Value
---------------------------------------------------------------------------
               Engines - Internal Combustion  1.0%
  $500,000     Cummins Engine, 6.25%, 3/1/03                    $   504,720
                                                                  ---------
               Fertilizers  1.0%
   500,000     IMC Global Inc., 6.625%, 10/15/01                    496,490
                                                                  ---------
               Financial  4.0%
   300,000     Associates Corp. NA, 5.75%, 11/1/03                  302,742
   500,000     Household Finance Corp., 5.875%, 9/25/04             502,295
 1,068,336     Midland Funding Corp., 10.33%, 7/23/02             1,133,771
                                                                  ---------
                                                                  1,938,808
                                                                  ---------
               Food Products  1.8%
   400,000     ConAgra Inc., 5.50%, 10/15/02                        396,636
   500,000     Dole Foods, 6.375%, 10/1/05                          490,380
                                                                  ---------
                                                                    887,016
                                                                  ---------
               Forest Products & Paper  1.7%
   800,000     Boise Cascade Corp., 7.48%, 6/15/05                  832,112
                                                                  ---------

               Lodging  2.0%
 1,000,000     Hilton Hotels Corp., 7.00%, 7/15/04                  970,900
                                                                  ---------

               Oil & Gas  5.1%
   500,000     Occidental Petroleum, 6.40%, 4/1/03                  511,605
   613,000     Oryx Energy Corp., 10.00%, 4/1/01                    670,322
   500,000     PDV America, Inc., 7.75%, 8/1/00                     484,655
   850,000     PDV America, Inc., 7.875%, 8/1/03                    796,926
                                                                  ---------
                                                                  2,463,508
                                                                  ---------
               Services  5.1%
   236,067     Federal Express Corp., 8.04%, 11/22/07               265,204
   336,238     Federal Express Corp., 7.85%, 1/30/15                372,677
   150,000     Federal Express Corp., 7.84%, 1/30/18                163,210
 1,250,000     Loewen Group International, Inc., 7.50%, 4/15/01     990,625
   500,000     Service Corporation International, 6.30%, 3/15/03    519,935
   150,000     Service Corporation International, 7.00%, 6/1/15     159,903
                                                                  ---------
                                                                  2,471,554
                                                                  ---------

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
October 31, 1998

Principal Amount                                                      Value
---------------------------------------------------------------------------
               Transportation  1.0%
$  500,000     JB Hunt Transport Services, 7.00%, 9/15/04        $  501,875
                                                                  ---------

               Utilities  17.6%
 1,000,000     Atlantic City Electric, 6.46%, 4/1/02              1,044,220
   400,000     Cleveland Electric Illuminating Co. (The),
                 7.85%, 7/30/02                                     431,184
   500,000     Cleveland Electric Illuminating Co. (The),
                 7.67%, 7/1/04                                      545,005
   250,000     Cogentrix Energy, 8.10%, 3/15/04                     250,000
   150,000     Commonwealth Edison Co., MBIA, 8.25%, 10/1/06        172,042
   500,000     Korea Electric Power Corp., 6.75%, 8/1/27            383,675
   500,000     Niagara Mohawk Power Corp., 7.25%, 10/1/02           509,615
   400,000     Niagara Mohawk Power Corp., 7.375%, 8/1/03           417,496
   600,000     Niagara Mohawk Power Corp., 8.00%, 6/1/04            647,826
   896,000     North Atlantic Energy Corp., 9.05%, 6/1/02           917,110
   250,000     Sithe/Independence Funding, 8.50%, 6/30/07           285,608
   200,000     Sithe/Independence Funding, 9.00%, 12/30/13          247,050
   500,000     Texas Utilities, 6.75%, 3/1/03                       527,780
 1,000,000     Utilicorp United Inc., 6.70%, 10/15/06             1,044,620
 1,000,000     Utilicorp United Inc. (AMBAC Insured),
                 6.875%, 10/1/04                                  1,106,880
                                                                  ---------
                                                                  8,530,111
                                                                  ---------
               Waste Management  2.0%
   500,000     WMX Technologies, Inc., 6.65%, 5/15/05               524,335
   400,000     WMX Technologies, Inc., 7.10%, 8/1/26                427,584
                                                                  ---------
                                                                    951,919
                                                                  ---------
               Yankee Bonds  4.2%
   429,278     Brazil C-Bond, 8.00%, 4/15/14                        267,225
 1,250,000     Republic of Argentina, Floating Rate,
                 8.726%, 4/10/05                                  1,087,500
   710,000     Republic of Korea, 8.875%, 4/15/08                   654,734
                                                                  ---------
                                                                  2,009,459
                                                                  ---------
               TOTAL CORPORATE BONDS
               (cost $25,631,191)                                25,665,760
                                                                  ---------

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
October 31, 1998

Principal Amount                                                      Value
---------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCIES  18.1%
$  515,000     FHLMC - GNMA, Series 20H, 5.50%, 10/25/23        $   454,776
   350,000     FHLMC - GNMA, Series 20L, 5.50%, 10/25/23            322,679
 2,000,000     FHLMC Gold Giant TBA, 5.50%, 11/19/13              1,976,875
 5,000,000     FNMA TBA, 6.5%, Nov./ 30yr                         4,939,062
   242,908     FNMA, Pool 73339, 6.18%, 1/1/03                      248,828
   287,738     FNMA, Pool 160098, 7.91%, 3/1/04                     307,698
   145,856     FNMA, Series 91-26G, 8.00%, 4/25/06                  149,861
    85,000     FNMA, Series 94-3PL, 5.50%, 1/25/24                   82,515
    81,041     GNMA, Pool 36629, 9.50%, 10/15/09                     87,423
   203,978     GNMHB, Pool 331001, 8.25%, 7/15/07                   214,241
                                                                  ---------

               TOTAL U.S. GOVERNMENT AGENCIES
               (cost $8,758,402)                                  8,783,958
                                                                  ---------

               U.S. TREASURY OBLIGATIONS  8.5%
               U.S. Treasury Bonds  2.6%
 1,000,000     7.50%, 11/15/16                                    1,246,130
                                                                  ---------

               U.S. Treasury Notes  5.9%
   850,000     5.875%, 8/31/99                                      859,928
   550,000     6.25%, 5/31/00                                       566,154
   470,000     5.75%, 10/31/00                                      482,981
   900,000     5.75%, 8/15/03                                       953,667
                                                                  ---------
                                                                  2,862,730
                                                                  ---------

               TOTAL U.S. TREASURY OBLIGATIONS
               (cost $3,906,537)                                  4,108,860
                                                                  ---------

               SHORT-TERM INVESTMENT  18.7%
 9,050,441     UMB Bank Money Market Fiduciary                    9,050,441
                                                                  ---------

               TOTAL SHORT-TERM INVESTMENT
               (cost $9,050,441)                                  9,050,441
                                                                  ---------

               TOTAL INVESTMENTS  114.0%
               (cost $54,795,913)                                55,229,187
                                                                 ----------

               Liabilities and Other Assets  (14.0%)            (6,772,438)
                                                                 ----------

               NET ASSETS  100.0%                               $48,456,749
                                                                 ==========

See notes to financial statements.


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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998

ASSETS:
Investments at value (cost $54,795,913)                         $55,229,187
Interest receivable                                                 506,996
Receivable from adviser                                              10,933
Deferred organizational costs                                        26,459
Other assets                                                          7,625
                                                                -----------
Total assets                                                     55,781,200
                                                                -----------

LIABILITIES:
Payable for investments purchased                                 7,282,071
Accrued investment advisory fee                                      16,442
Accrued expenses                                                     25,938
                                                                -----------
Total liabilities                                                 7,324,451
                                                                -----------
NET ASSETS                                                      $48,456,749
                                                                ===========

NET ASSETS CONSIST OF:
Paid in capital                                                 $46,707,038
Accumulated net investment income                                   241,806
Accumulated net realized gains on investments                     1,074,631
Net unrealized appreciation on investments                          433,274
                                                                -----------
NET ASSETS                                                      $48,456,749
                                                                ===========

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                      100,000,000
Issued and outstanding                                            1,544,252
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE       $31.38
                                                                     ======


See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1998

INVESTMENT INCOME:
Interest                                                        $ 2,928,651
                                                                  ---------

EXPENSES:
Investment advisory fees                                            186,149
Fund administration and accounting fees                              81,440
Shareholder servicing                                                20,108
Legal fees                                                           14,689
Pricing                                                              11,786
Audit fees                                                           10,634
Amortization of organizational costs                                  8,818
Federal and state registration fees                                   7,875
Custody fees                                                          7,532
Insurance                                                             6,500
Reports to shareholders                                               6,340
Directors' fees and related expenses                                    840
Other                                                                   680
                                                                  ---------
Total expenses before waiver                                        363,391
Waiver of expenses by adviser                                     (130,881)
                                                                  ---------
Net expenses                                                        232,510
                                                                  ---------
NET INVESTMENT INCOME                                             2,696,141
                                                                  ---------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investments                        1,082,198
Change in unrealized appreciation/depreciation on investments     (226,487)
                                                                  ---------
NET GAINS (LOSSES) ON INVESTMENTS                                   855,711
                                                                  ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $3,551,852
                                                                  =========

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                         YEAR ENDED           PERIOD ENDED
                                      OCTOBER 31, 1998    OCTOBER 31, 1997<F1>
                                      ----------------   ---------------------
OPERATIONS:
Net investment income                      $  2,696,141         $ 1,106,085
Net realized gains (losses) on investments    1,082,198              60,778
Change in net unrealized
  appreciation/depreciation
  on investments                              (226,487)             659,761
                                            -----------         -----------
Net increase (decrease) in net
  assets resulting
  from operations                             3,551,852           1,826,624
                                            -----------         -----------
DISTRIBUTIONS PAID FROM:
Net investment income                       (2,634,499)           (917,864)
Net realized gains on investments              (83,976)                   _
                                            -----------         -----------
Net decrease in net assets resulting
  from distributions paid                   (2,718,475)           (917,864)
                                            -----------         -----------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                  11,881,429          37,210,071
Shares issued to holders in
  reinvestment of distributions               2,687,931             904,999
Shares redeemed                             (6,041,766)            (28,052)
                                            -----------         -----------
Net increase in net assets resulting from
  capital share transactions                  8,527,594          38,087,018
                                            -----------         -----------

TOTAL INCREASE IN NET ASSETS                  9,360,971          38,995,778
                                            -----------         -----------

NET ASSETS:
Beginning of period                          39,095,778             100,000
                                            -----------         -----------
End of period (includes undistributed net
  investment income of $241,806 and
  $183,488, respectively)                   $48,456,749         $39,095,778
                                            ===========         ===========


<F1> Commenced operations on November 25, 1996

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
FINANCIAL HIGHLIGHTS

                                         YEAR ENDED           PERIOD ENDED
                                      OCTOBER 31, 1998    OCTOBER 31, 1997<F1>
                                      ----------------   ---------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $30.85              $30.00

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income                              1.75                1.37
Net realized and unrealized gains
  (losses) on investments                          0.59                0.70
                                                -------             -------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS     2.34                2.07
                                                -------             -------

LESS DISTRIBUTIONS PAID:
From net investment income                       (1.75)              (1.22)
From net realized gains on investments           (0.06)                   _
                                                -------             -------
TOTAL DISTRIBUTIONS PAID                         (1.81)              (1.22)
                                                -------             -------

NET ASSET VALUE, END OF PERIOD                   $31.38              $30.85
                                                =======             =======

TOTAL RETURN<F2>                                  7.79%               7.13%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)        $48,457             $39,096
Ratio of expenses to average net assets<F3><F4>   0.50%               0.50%
Ratio of net investment income to
  average net assets<F3> <F4>                     5.79%               6.02%
Portfolio turnover rate<F2>                        131%                202%


<F1> Commenced operations on November 25, 1996
<F2> Not annualized for periods less than a full year
<F3> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.78% and 1.27%, and the ratio of net investment income to average net assets would have been 5.51% and 5.25% for the year ended October 31, 1998 and the period ended October 31, 1997, respectively.
<F4> Annualized

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 1998

(1)  ORGANIZATION
     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of three series: the Frontegra Total Return Bond Fund (the "Fund"), the Frontegra Opportunity Fund and the Frontegra Growth Fund. The Fund commenced operations on November 25, 1996. Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced its investment activities.


(2)  SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     (a)  Investment Valuation
          Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service, unless actual sale prices are available. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams Asset Management Co., LLC (the "Sub-Adviser") pursuant to guidelines established by the Board of Directors.

     (b)  Federal Income Taxes
          No federal income tax provision has been made since the Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
October 31, 1998


     (c)  Distributions to Shareholders
          Dividends from net investment income are usually declared and paid quarterly. Distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at October 31, 1998, reclassifications were recorded to decrease accumulated net investment income by $3,324, increase accumulated net realized gains on investments by $7,246 and decrease paid in capital by $3,922.

     (d)  Other
          Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT ADVISER
     The Fund has an agreement with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. The Adviser has agreed to voluntarily waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.50% of the Fund's average daily net assets.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
October 31, 1998

(4)  CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund were as follows:

                                         YEAR ENDED           PERIOD ENDED
                                      OCTOBER 31, 1998    OCTOBER 31, 1997<F1>
                                      ----------------   ---------------------
     Shares sold                                385,190            1,234,460
     Shares issued to holders in
      reinvestment of distributions              86,889               30,340
     Shares redeemed                          (195,049)                (911)
                                              ---------           ----------
                                                277,030            1,263,889
                                              =========           ==========

   <F1> Commenced operations on November 25, 1996

(5)  INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Fund for the year ended October 31, 1998, are summarized below:

     Purchases                                             $24,564,089
     Sales                                                 $12,654,396

     Purchases and sales of U.S. government securities were $41,921,951 and $45,382,123, respectively.

     At October 31, 1998, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $54,805,458 were as follows:

     Appreciation                                           $1,174,794
     Depreciation                                            (751,065)
                                                            ----------
     Net appreciation on investments                          $423,729
                                                            ==========

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
REPORT OF INDEPENDENT AUDITORS
October 31, 1998

To the Board of Directors and Shareholders of the Frontegra Funds, Inc./Frontegra Total Return Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Frontegra Total Return Bond Fund (the "Fund") as of October 31, 1998, the related statement of operations, the statements of changes in net assets and the financial highlights for the fiscal periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Frontegra Total Return Bond Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the fiscal periods indicated therein, in conformity with generally accepted accounting principles.

                                                        /s/ Ernst & Young, LLP

Chicago, Illinois
November 30, 1998



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                             FRONTEGRA FUNDS, INC.
                      c/o Sunstone Investor Services, LLC
                 P.O. Box 2142, Milwaukee, Wisconsin 53201-2142

                                                                     FB-410-1298